SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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NATIONWIDE ENHANCED INCM FD [CLASS] SPECIAL MEETING TO BE HELD ON 09/25/14 AT 10:00 A.M. EDT

FOR HOLDERS AS OF 07/08/14

ISSUER CONFIRMATION COPY - INFO ONLY

1     1-0001     THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

[NUMBER]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 09/25/14 FOR NATIONWIDE ENHANCED INCM FD [CLASS]

THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM         **A**
-PROXY STATEMENT      -PROSPECTUS

2-I     -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

		FOR	AGN	ABS
1
TO APPROVE A PLAN OF REORGANIZATION PROVIDING FOR: (I) ACQUISITION BY NATIONWIDE HIGHMARK SHORT TERM BOND FUND (ACQUIRING FUND) OF ALL PROPERTY & ASSETS OF NATIONWIDE ENHANCED INCOME (TARGET FUND), IN EXCHANGE FOR SHARES OF ACQUIRING FUND; (II) PRO RATA DISTRIBUTION OF SUCH ACQUIRING FUND SHARES TO SHAREHOLDERS OF TARGET FUND; & (III) LIQUIDATION OF TARGET FUND

*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
	FOR 0030301	[ ]	[ ]	[ ]
[NUMBER]

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

BROADRIDGE

51 MERCEDES WAY EDGEWOOD NY 11717

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.
	FOR [ ]	NATIONWIDE FUNDS GROUP ATTN: KAREN BARNABY 1000 CONTINENTAL DR., STE. 400 KING OF PRUSSIA, PA 19406

VIF01H